Exhibit 32(a)

                        Section 1350 Certification
                                  of
                          Robert V. Tarantino

     I certify that the Annual Report on Form 10-K of Dataram Corporation for the fiscal year ended April 30, 2005 fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the periodic report fully presents, in all material respects, the financial condition and results of operations of Dataram Corporation.



July 27, 2005                      ROBERT V. TARANTINO
                                   ___________________________________
                                   Robert V. Tarantino, Chairman,
                                   President and Chief Executive Officer